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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     September 30, 2004
                                                 -------------------------------


                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


       Michigan                      0-22903                    38-2312018
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


 525 E. Big Beaver Road, Suite 300, Troy, Michigan                  48083
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      (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code   (248) 619-2800
                                                   -----------------------------



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

Syntel, Inc. (the "Company") promoted Keshav Murugesh to Chief Operating Officer, effective October 1, 2004. Mr. Murugesh is presently serving as the Company's Chief Financial Officer. The Company has initiated an executive search for the role of Chief Financial Officer. Mr. Murugesh will continue to exercise his duties as Chief Financial Officer until a replacement is appointed.

Mr. Murugesh, age 41, joined the Company as Chief Financial Officer in May 2002. Prior to joining Syntel, Mr. Murugesh served as Vice President, Finance at ITC Infotech Ltd. in India, from October 2000 to May 2002. Prior to that assignment, Mr. Murugesh served as Finance Head, Information Systems Business from August 1999 to September 2000 and General Manager-Investments, Financial Services Division from 1998 to July 1999, both also at ITC. ITC is a large, publicly-held conglomerate in India with ventures in consumer products, hospitality, agriculture, information technology and financial services.


Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

         Exhibit
         Number

         99.1 Press Release dated September 30, 2004 announcing appointment of Keshav Murugesh.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  Syntel, Inc.
                                     -------------------------------------------
                                                  (Registrant)




Date     September 30, 2004          By       /s/ Daniel M. Moore
       -------------------------        ----------------------------------------
                                        Daniel M. Moore, Chief Administrative
                                        Officer



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EXHIBIT INDEX


Exhibit No.                Description

99.1                       Press Release dated September 30, 2004.




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